                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material under Rule 14a-12

                             PLAINS RESOURCES INC.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials:

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------


     (2) Form, schedule or registration statement no.:

     -------------------------------------------------------------------------


     (3) Filing party:

     -------------------------------------------------------------------------


     (4) Date filed:

     -------------------------------------------------------------------------

Notes:

                             PLAINS RESOURCES INC.
                               500 Dallas Street
                             Houston, Texas 77002

                               ----------------

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held Wednesday, July 11, 2001

                               ----------------

TO THE STOCKHOLDERS OF PLAINS RESOURCES INC.:

   The 2001 Annual Meeting of Stockholders (the "Meeting") of Plains Resources Inc. (the "Company") will be held in the Dezavala Room at the DoubleTree Hotel, 400 Dallas Street, Houston, Texas at 10:00 a.m., Houston, Texas time, on July 11, 2001, for the following purposes:

     1. to elect nine directors;

     2. to ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the year ending December 31, 2001;

     3. to approve the Plains Resources Inc. 2001 Stock Incentive Plan; and

     4. to transact any other business properly brought before the Meeting or any adjournment(s) thereof.

   Only stockholders of record at the close of business on June 11, 2001 will receive notice of and be entitled to vote at the Meeting and any adjournment thereof.

   You are cordially invited to attend the Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE.

                                        By Order of the Board of Directors,

                                        Timothy T. Stephens
                                        Executive Vice President--
                                        Administration, Secretary and General
                                         Counsel

June 13, 2001

                             PLAINS RESOURCES INC.
                               500 Dallas Street
                             Houston, Texas 77002
                                (713) 654-1414

                               ----------------

                                PROXY STATEMENT
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                      to be held Wednesday, July 11, 2001

                               ----------------

                              GENERAL INFORMATION

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Plains Resources Inc. (the "Company") of the enclosed proxy to be used at the 2001 Annual Meeting of Stockholders of the Company (the "Meeting") to be held in the Dezavala Room at the DoubleTree Hotel, 400 Dallas Street, Houston, Texas at 10:00 a.m., Houston, Texas time, on July 11, 2001, and at any adjournment(s) of the Meeting. You are respectfully requested to sign, date and return the enclosed proxy in the enclosed return envelope as soon as possible.

   This Proxy Statement and the enclosed proxy were first sent or given to Company stockholders on or about June 13, 2001. The Company's Annual Report on Form 10-K for the year ended December 31, 2000, including consolidated financial statements, which was previously sent to the Company's stockholders, is not a part of the proxy soliciting material.

Record Date

   The close of business on June 11, 2001 (the "Record Date") was fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. On the Record Date, the outstanding stock of the Company entitled to vote at the Meeting consisted of 24,464,933 shares of common stock, par value $.10 per share (the "Common Stock"), of the Company. The number of shares outstanding does not include treasury stock, which will not be voted.

Voting Rights; Proxies

   Holders of Common Stock on the Record Date are entitled to cast one vote per share, either in person or by proxy, on all questions properly before the Company stockholders at the Meeting. All properly executed proxies returned by holders of Common Stock that are not revoked will be voted (or withheld from voting) according to the directions, if any, specified thereon. However, if proxies of holders of Common Stock are returned properly signed but without voting instructions, such proxies will be voted in accordance with the recommendations of the Board, which are contained in this Proxy Statement. Except as set forth herein, the Board is not aware of any other matters that are to be brought before the Meeting. However, if any other matters properly come before the Meeting, the persons named as proxies in the enclosed form of proxy, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

Revocation of Proxies

   A proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is voted by delivering to the Company a written notice of revocation or a proxy bearing a later date or by voting the shares relating thereto in person at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.


Quorum

   To transact business at the Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present in person or by proxy. Abstentions and "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted in determining whether a quorum is present at the Meeting.

Required Vote

   Other than the election of directors, which requires a plurality of the votes cast, each matter submitted to the stockholders requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. If you abstain from voting in the election of directors, your abstention will not affect the outcome of this election. Broker non-votes will not affect the outcome of the election of directors. If you abstain from voting on any other proposal, your abstention will have the effect of a negative vote against such proposal. Broker non-votes will have the effect of a negative vote on any proposal other than the election of directors.

Solicitation

   This solicitation is being made by mail. After the initial solicitation, further solicitations of proxies may be made by telephone or oral communications by officers or employees of the Company, who will receive no extra compensation therefor. The Company will bear the entire cost of this solicitation, which will include reimbursement to brokerage houses, banks, and other fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

   The Board consists of nine members who are elected annually to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified (or their earlier death, resignation or removal). The nominees for election as directors are identified below. Although all nominees currently intend to serve on the Board, if any nominee is unable or unwilling to serve, the Board may (a) nominate another person in substitution for such nominee, and the proxies will be voted for the election of such substitute nominee for director, or (b) reduce the size of the Board accordingly. All nominees are incumbent directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

                Nominees For Election to the Board of Directors

   James C. Flores, age 41                              Director since May 2001

   Mr. Flores has been Chairman of the Board and Chief Executive Officer of the Company since May 2001. Mr. Flores was Vice Chairman of Ocean Energy, Inc. ("OEI") (an oil and gas company) from January 2000 until January 2001. From March 1999 until January 2000, Mr. Flores was Chairman of the Board of OEI. In March 1999, Ocean Energy, Inc. ("Former OEI") (an oil and gas company) was merged into Seagull Energy Corporation, which was the surviving corporation of such merger and which was renamed Ocean Energy, Inc. Mr. Flores was President and Chief Executive Officer of Former OEI from July 1995 until March 1999 and a director of Former OEI from 1992 until March 1999.

   Jerry L. Dees, age 61                                    Director since 1997

   Mr. Dees retired in 1996 as Senior Vice President, Exploration and Land, for Vastar Resources, Inc. (previously ARCO Oil and Gas Company), a position he had held since 1991. From 1987 to 1991, he was Vice President of Exploration and Land for ARCO Alaska, Inc., and from 1985 to 1987 held various positions as Exploration Manager of ARCO. From 1980 to 1985, he was Manager of Exploration Geophysics for Cox Oil and Gas Producers.

   Tom H. Delimitros, age 60                                Director since 1988

   Mr. Delimitros has been General Partner of AMT Venture Funds (a venture capital firm) since 1989. He was a General Partner of Sunwestern Investment Funds and Senior Vice President of Sunwestern Management, Inc. (an investment management firm) from 1983 to 1988. He is also a director of Tetra Technologies, Inc. (a specialty chemical and chemical process company).

   William M. Hitchcock, age 61                             Director since 1977

   Mr. Hitchcock has been President of Pembroke Capital LLC (an investment firm) since December 1996. He was President of Plains Resources International Inc. (a wholly owned subsidiary of the Company) from 1992 to 1995. He was Chairman of the Board of the Company from August 1981 to October 1992, except for the period from April 1987 to October 1987 when he served as Vice Chairman. Mr. Hitchcock is a Partner of Pembroke Capital, LLC (an investment firm) and Chief Executive Officer of Camelot Oil & Gas (an oil and gas company). He is also a director of Maxx Petroleum, Ltd. (an oil and gas company), Thoratec Laboratories Corporation (a medical device company) and Luna Imaging, Inc. (a digital imaging company).

   Dan M. Krausse, age 75                                   Director since 1987

   Mr. Krausse was Chairman of the Board of the Company from December 1992 until May 2001. He has also been President of The Krausse Company (a private investment firm) since 1981, and was Chairman of the

Board and Chief Executive Officer of Sunwestern Investment Group (a venture capital firm) from 1983 to 1987. He is also President and Chairman of the Board of Trinity Energy L.P. (an energy investment partnership), and was Chairman of the Board of Longhorn Partners Pipeline, LP from 1994 to 1998.

   John H. Lollar, age 62                                   Director since 1995

   Mr. Lollar has been the Managing Partner of Newgulf Exploration L.P. since December 1996. He was Chairman of the Board, President and Chief Executive Officer of Cabot Oil & Gas Corporation from 1992 to 1995. He was President and Chief Operating Officer of Transco Exploration Company from 1982 to 1992. He is also a director of Lufkin Industries, Inc. (a manufacturing firm).

   D. Martin Phillips, age 47                          Director since June 2001

   Mr. Phillips has been a Managing Director and principal of EnCap Investments L.L.C., which is a funds management and investment banking firm that focuses exclusively on the oil and gas industry ("EnCap LLC"), since November 1989. From 1978 until he joined EnCap LLC, Mr. Phillips served as Senior Vice President in the Energy Banking Group of NCNB Texas National Bank in Dallas, Texas. He has over 20 years of experience in energy banking. Mr. Phillips also serves as a Director of Mission Resources Corporation, Breitburn Energy Company LLC, 3TEC Energy Corporation and is past president and on the board of the Houston Producers' Forum.

   Robert V. Sinnott, age 51                                Director since 1994

   Mr. Sinnott has been Senior Vice President of Kayne Anderson Investment Management, Inc. (an investment management firm) since 1992. He was Vice President and Senior Securities Officer of the Investment Banking Division of Citibank from 1986 to 1992. He is also a director of Glacier Water Services, Inc. (a vended water company) and Plains All American GP LLC ("Plains GP"), which is the general partner of Plains AAP, L.P. ("Plains AAP"), the general partner of Plains All American Pipeline, L.P. ("PAA"). The Company holds a 46% membership interest in Plains GP.

   J. Taft Symonds, age 61                                  Director since 1987

   Mr. Symonds has been Chairman of the Board of Symonds Trust Co. Ltd. (an investment firm) and Chairman of the Board of Maurice Pincoffs Company, Inc. (an international marketing firm) since 1978. He is also Chairman of the Board of Tetra Technologies, Inc. (a specialty chemical and chemical process company) and a director of Denali, Inc. (a manufacturer of storage tanks and a product and service provider for handling of industrial fluids).

Board Organization and Meetings

   During 2000, the Board held four regularly scheduled Board meetings and five special meetings. Committees of the Board held a total of five meetings to address normal recurring business. Subcommittees and Committee Chairmen met informally throughout the year to consult with management on various matters. No Director attended fewer than 75% of the total number of meetings of the Board and the Board committees of which he was a member. The committees of the Board consist of the Audit, Compensation, Finance, and Corporate Governance Committees. The Audit Committee, currently consisting of Messrs. Dees, Delimitros and Sinnott, held four meetings in 2000. The Audit Committee's function is to consult with the Company's independent auditors jointly with, and independently of, the management of the Company with respect to the scope and results of their audit of the Company's financial statements, and to review the Company's financial reporting and accounting principles, policies and practices and its internal audit objectives, accounting and control policies and procedures. A copy of the Audit Committee Charter is attached hereto as Appendix A. The Board, in its business judgment, has determined that all current members of the Audit Committee are "independent" as defined under the listing standards of the American Stock Exchange. The Compensation Committee, currently consisting of Messrs. Dees, Delimitros, Hitchcock and Lollar, held one meeting in 2000. The function of the Compensation Committee is to recommend salaries, bonuses, deferred compensation, retirement plans and any other remuneration for the officers of the Company to the Board for its approval, and to administer the Company's stock option plans. The Finance Committee, currently consisting of Messrs. Hitchcock, Sinnott, and Symonds, did not meet formally in 2000. The Finance Committee's function is to advise and assist the Company's management on financial matters and recommend to the Board all major financings undertaken, both debt and equity. The Corporate Governance Committee, currently consisting of Messrs. Krausse, Lollar, and Symonds, did not meet formally in 2000. The Corporate Governance Committee's function is to review and evaluate all matters relating to Board process and effectiveness and to consider the requisite qualifications for Board service. The Corporate Governance Committee will also consider nominees recommended by stockholders. Stockholders desiring to make such recommendations for the 2002 Annual Meeting of Stockholders should submit, by February 13, 2002, the candidate's name, together with biographical information, to: Chairman, Corporate Governance Committee, c/o Plains Resources Inc., 500 Dallas Street, Suite 700, Houston, Texas 77002.

Compensation of Directors

   Each non-employee director of the Company receives an annual retainer of $16,000, an attendance fee of $2,000 for each Board meeting attended (excluding telephonic meetings) plus reimbursement for related expenses, and an attendance fee of $500 for each committee meeting or telephonic Board meeting attended. A non-employee director may elect to receive a grant of shares of Common Stock in lieu of the annual retainer and attendance fees for regular Board meetings. Each non-employee director who serves as a chairman of a Board committee receives an annual fee of $2,000, or at such director's election, in lieu of such fee, a grant of shares of Common Stock. In addition, in 2000 each non-employee director received an annual stock option to purchase 10,000 shares of Common Stock for a five year term at an exercise price equal to the closing price of the Common Stock on the grant date. Mr. Armstrong, who resigned from the Company as President, Chief Executive Officer and a director in May 2001, received no separate compensation for his services on the Board. Mr. Krausse resigned his position as Chairman of the Board in May 2001 but continues to serve as a director of the Company. As Chairman of the Board, Mr. Krauss received an annual retainer of $60,000, paid in equal monthly installments, but did not receive any meeting attendance fees. Although Mr. Krausse resigned as Chairman of the Board, this annual retainer was extended by the Board for 2001. Mr. Krausse also received the stock option granted to the non-employee directors in 2000 as described above.

        SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

   The following table sets forth as of June 11, 2001 certain information concerning the Common Stock beneficially owned by (i) the directors and nominees, (ii) the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executive Officers") and (iii) the directors, nominees and all executive officers as a group.

                                                        Number of
                                                          Shares
                                                       Beneficially   Percent
                   Beneficial Owner                     Owned (1)     of Class
                   ----------------                    ------------   --------
James C. Flores.......................................  1,000,000(2)    4.1%
Greg L. Armstrong.....................................    266,614       1.1%
Jerry L. Dees.........................................     46,486        (3)
Tom H. Delimitros.....................................     48,170        (3)
William M. Hitchcock..................................    486,134       2.0%
Dan M. Krausse........................................     35,753        (3)
John H. Lollar........................................     56,220        (3)
D. Martin Phillips (4)................................        --        --
Robert V. Sinnott (5).................................     39,933        (3)
J. Taft Symonds.......................................     79,782        (3)
William C. Egg, Jr....................................    413,409       1.7%
Cynthia A. Feeback....................................     57,257        (3)
Phillip D. Kramer.....................................    161,480        (3)
Harry N. Pefanis......................................    137,717        (3)
Directors and Executive Officers as a group (16
 persons).............................................  2,371,817       9.4%

--------
(1) Includes both outstanding shares of Common Stock and shares of Common Stock such person has the right to acquire within 60 days after June 11, 2001 by exercise of outstanding stock options. Shares subject to exercisable stock options include 209,250 for Mr. Armstrong; 45,000 each for Messrs. Dees, Delimitros, Lollar and Symonds; 60,000 for Mr. Hitchcock; 35,000 for Messrs. Krausse and Sinnott; 353,000 for Mr. Egg; 55,500 for Ms. Feeback; 125,750 for Mr. Kramer; and 101,850 for Mr. Pefanis. Also includes the following shares of Common Stock issuable upon conversion of shares of the Company's Series H Cumulative Convertible Preferred Stock (the "Series H Preferred Stock"): 70,993 for Mr. Hitchcock.
(2) These shares are held directly by Sable Management, L.P., the general partner of which is Sable Management, LLC, the sole member of which is Mr. Flores.
(3) Less than 1%.
(4) Mr. Phillips is a Managing Director of EnCap LLC, the general partner of EnCap Energy Capital Fund III, L.P. and EnCap Energy Capital Fund III-B, L.P., the investment manager of Energy Capital Investment Company PLC, and the manager of BOCP Energy Partners, L.P. Mr. Phillips disclaims beneficial ownership of the shares beneficially owned by these entities.
(5) Mr. Sinnott is Senior Vice President of Kayne Anderson Investment Management, Inc., the general partner of Kayne Anderson Capital Advisors, L.P. Mr. Sinnott disclaims beneficial ownership of the shares beneficially owned by Kayne Anderson Capital Advisors, L.P.

   The following table lists the persons who, to the knowledge of the Company, may be deemed to be beneficial owners, as of June 11, 2001, of more than 5% of the Common Stock.

                                                            Shares
                                                         Beneficially   Percent
                    Beneficial Owner                        Owned       Of Class
                    ----------------                     ------------   --------
Advisory Research, Inc..................................  1,561,944(1)     6.3%
 Two Prudential Plaza
 180 N. Stetson, Suite 5780
 Chicago, IL 60601

EnCap Energy Capital Fund III, L.P......................  3,346,998(2)    13.7%
 EnCap Energy Capital Fund III-B, L.P.
 Energy Capital Investment Company PLC
 BOCP Energy Partners, L.P.
 1100 Louisiana St., Suite 3150
 Houston, TX 77002

Kayne Anderson Capital Advisors, L.P....................  2,161,772(3)     8.8%
 and Richard A. Kayne
 1800 Avenue of the Stars, Second Floor
 Los Angeles, CA 90067

State Street Research & Management Company..............  1,697,166(4)     6.9%
 One Financial Center, 30th Floor
 Boston, MA 02111-2690

--------
(1) Based on information provided by Advisory Research, Inc. and includes 508,367 shares of Common Stock issuable upon conversion of shares of Series H Preferred Stock.
(2) Based on information provided by EnCap LLC.
(3) Based on information provided by Kayne Anderson Capital Advisors, L.P. ("Kayne Anderson"), Kayne Anderson and Richard A. Kayne had as of June 11, 2001 shared voting and dispositive power over 2,073,170 shares held by investment partnerships and managed accounts and Mr. Kayne had sole voting and dispositive power over 88,602 shares.
(4) Based on the Schedule 13G filed by State Street Research & Management Company ("State Street") with the Securities and Exchange Commission (the "SEC") on February 14, 2001. State Street has sole dispositive power over 1,697,166 shares and sole voting power over 1,589,166 shares. State Street advised that all such shares are owned by various clients of State Street.

                                  MANAGEMENT

   Information regarding our executive officers is presented below. All executive officers hold office until their successors are elected and qualified.

   James C. Flores, Chairman of the Board and Chief Executive Officer
                                                         Officer since May 2001

   Mr. Flores, age 41, has been Chairman of the Board and Chief Executive Officer of the Company since May 2001. Mr. Flores was Vice Chairman of OEI from January 2000 until January 2001, and Chairman of the Board of OEI from March 1999 until January 2000. In March 1999, Former OEI was merged into Seagull Energy Corporation, which was the surviving corporation of such merger and which was renamed Ocean Energy, Inc. Mr. Flores was President and Chief Executive Officer of Former OEI from July 1995 until March 1999 and a director of Former OEI from 1992 until March 1999.

   Greg L. Armstrong, Former President and Chief Executive Officer
                                                  Officer from 1981 to May 2001

   Mr. Armstrong, age 42, was President, Chief Executive Officer and a director of the Company from 1992 to May 2001 and prior to that time served in various capacities with the Company since 1981. Mr. Armstrong resigned his positions with the Company in May 2001 to devote all of his attention to PAA. He is the Chairman and Chief Executive Officer of Plains GP.

   William C. Egg, Jr., Senior Vice President of Engineering Officer since 1984

   Mr. Egg, age 49, has been Senior Vice President of Engineering since May 2001. Mr. Egg was Executive Vice President and Chief Operating Officer-Upstream from May 1998 to May 2001. He was Senior Vice President from 1991 to 1998. He was Vice President-Corporate Development from 1984 to 1991 and Special Assistant-Corporate Planning from 1982 to 1984.

   Cynthia A. Feeback, Vice President--Accounting and Assistant Treasurer
                                                             Officer since 1993

   Ms. Feeback, age 43, has been Vice President--Accounting and Assistant Treasurer since May 1999. She was Assistant Treasurer, Controller and Principal Accounting Officer of the Company from May 1998 to May 1999. She was Controller and Principal Accounting Officer from 1993 to 1998 and prior to that time served in various capacities with the Company since 1988.

   Jim G. Hester, Senior Vice President of Operations        Officer since 1999

   Mr. Hester, age 41, has been Senior Vice President of Operations since May 2001. Mr. Hester was Vice President--Business Development and Acquisitions from May 1999 to May 2001. He was Manager of Business Development and Acquisitions from 1997 to May 1999, Manager of Corporate Development from 1995 to 1997 and prior to that time served in various capacities with the Company since 1988.

  Phillip D. Kramer, Former Executive Vice        Officer from 1987 to May 2001
  President, Chief Financial Officer and
  Treasurer

   Mr. Kramer, age 45, was Executive Vice President, Chief Financial Officer and Treasurer from May 1998 until May 2001. He was Vice President (and then Senior Vice President) and Chief Financial Officer from 1992 to May 1998 and prior to that time served in various capacities with the Company since 1983. Mr. Kramer resigned his positions with the Company in May 2001 to devote all of his attention to PAA. He is Executive Vice President and Chief Financial Officer of Plains GP.

   Jere C. Overdyke, Jr., Executive Vice President and Chief Financial Officer
                                                         Officer since May 2001

   Mr. Overdyke, age 49, has been Executive Vice President and Chief Financial Officer since May 2001. From 1991 to May 2001, Mr. Overdyke served in various capacities with Enron Corp. including Managing Director of Enron Global Markets, Managing Director of Enron North America, Managing Director of Enron International and Managing Director of Enron Capital and Trade Resources.

   Harry N. Pefanis, Former Executive Vice President
                                                  Officer from 1988 to May 2001

   Mr. Pefanis, age 43, was Executive Vice President-Midstream from May 1998 until May 2001. He was Senior Vice President from February 1996 to May 1998 and Vice President-Products Marketing since 1988. Prior to that time, Mr. Pefanis served in various capacities with the Company since 1983. Mr. Pefanis resigned his positions with the Company in May 2001 to devote all of his attention to PAA. He is President and Chief Operating Officer of Plains GP.

   Mary O. Peters, Vice President--Administration and Human Resources
                                                             Officer since 1991

   Ms. Peters, age 52, has been Vice President-Administration and Human Resources since 1991. She was Manager of Office Administration from 1984 to 1991.

   John T. Raymond, Executive Vice President and Chief Operating Officer
                                                         Officer since May 2001

   Mr. Raymond, age 30, has been Executive Vice President and Chief Operating Officer since May 2001. Mr. Raymond was Director of Corporate Development of Kinder Morgan, Inc. from January 2000 to May 2001. Mr. Raymond was Vice President of Corporate Development of OEI from April 1998 to January 2000. Mr. Raymond was Vice President of Howard Weil Labouisse Friedrichs, Inc. from 1992 to April 1998.

  Timothy T. Stephens, Executive Vice                    Officer since May 2001
  President--Administration, Secretary and
  General Counsel

   Mr. Stephens, age 49, has been Executive Vice President--Administration, Secretary and General Counsel since May 2001. From March 2000 to May 2001, Mr. Stephens practiced as a private business consultant to various clients. From February 1998 to March 2000, Mr. Stephens served as Chairman, President and Chief Executive Officer of Abacan Resources Corporation ("Abacan"), an oil and gas company that was placed into statutory receivership in March 2000. Mr. Stephens was hired to help Abacan overcome its financial difficulties, and after a two year restructuring, the Abacan board placed Abacan into receivership with the agreement of its senior creditor. Mr. Stephens was President of Seven Seas Petroleum from February 1995 to May 1997. Mr. Stephens was Vice President of Enron Capital & Trade Resources Corp. from July 1991 to February 1995.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee, which is composed of three independent, non-employee directors, makes determinations and recommendations to the Board concerning the compensation of the Company's executive officers, except for grants under the Company's stock option plans, which plans are independently administered by the Committee. To make such determinations and recommendations, at the end of each year the Committee evaluates (i) the Company's performance relative to its annual objectives, (ii) the Company's performance relative to changes in the industry (i.e., performance relative to the opportunities available), and (iii) each executive officer's contribution to the Company's achievements during the year. The basic objectives of the executive compensation program are to:

  . enable the Company to attract, retain, motivate and reward high caliber executive officers who are among the most skilled, talented and persistent individuals available in a very competitive marketplace;

  . inspire executive officers to work as a team to innovatively and aggressively pursue Company goals;

  . foster a general corporate atmosphere that promotes an entrepreneurial style of leadership in order to enable the Company to act quickly and flexibly to implement its plans and pursue opportunities as they arise;

  . emphasize "pay for performance" by having a significant portion of the executive officers' total compensation "at risk" in the form of incentive compensation; and

  . align the long term interests of the executive officers with those of the Company's stockholders through the use of stock options as a portion of compensation and thereby encourage the achievement of performance objectives that enhance stockholder value on a continuing basis.

   The Committee monitors general industry conditions, changes in regulations and tax laws and other developments that may, from time to time, require modifications of the executive compensation program in order to ensure the program is properly structured to achieve its objectives. The Company's executive compensation program currently includes three major components: base salary, annual incentive compensation and longer-term incentives through stock options.

Base Salaries

   Base salaries for each of the Company's executive officers are determined on an individual basis, taking into consideration the performance of the individual and his or her contributions to the Company's performance, the length of service of the individual with the Company, compensation by industry competitors for comparable positions, internal equities among positions, and general economic conditions. Although no specific weight is assigned to these factors, the Committee generally targets the mid-point range of salary levels paid within the industry as a primary consideration in setting base salaries. In order to determine salary levels paid within the industry, the Committee reviews various industry surveys, proxy information of its competitors and also, from time to time, consults with independent compensation consulting firms. The Committee reviews the compensation practices of the companies that are most comparable to the Company in terms of asset value and that are included in the Media General Index--Oil and Natural Gas Exploration used in the Performance Graph on page 19. The Committee believes that maintaining a competitive base salary structure is vital to attract and retain talented executives and that optimal performance is encouraged through the use of incentive programs, such as annual incentive compensation and stock option plans, furthering the goal of having "at risk" compensation as an important component of the executive compensation program.

Annual Incentive Compensation

   In addition to their base salaries, the Company's executive officers may earn an annual incentive payment, depending on Company performance relative to certain objectives set forth in an annual business plan. Such annual objectives are a combination of operating, financial and strategic goals (such as oil and gas production levels, oil and gas reserve additions, achievement of income and/or cash flow targets and successful completion of major projects) that are considered to be critical to the Company's success. These objectives are not specifically weighted in the determination of whether to award annual incentive payments to executive officers because the relative importance of such objectives may change from year to year and the relative responsibilities of each executive officer in the achievement of each of the objectives may differ. After a year-end review of the Company's performance relative to the annual business plan, the Committee determines the amount of the annual incentive payment, if any, that will be awarded to an executive officer based on the Committee's subjective evaluation of factors that include the extent to which the objectives of the annual business plan were achieved, his or her contribution to the achievement of those objectives, and general economic and industry conditions.

Stock Options

   The Company for many years has used stock options as its long-term incentive program for executive officers. Stock options are used in order to relate the benefits received by the executive officers to the amount of appreciation realized by the stockholders over comparable periods. Stock options are generally granted annually to executive officers. The size of the option grant to an executive officer is generally determined by dividing the total cash compensation paid to the officer for the prior year (salary plus annual incentive payment) by an average market price of the Common Stock during the prior year. Stock options are granted at exercise prices not less than the market value of the stock on the date of the grant and are not transferable. Therefore, such options have no realizable value unless the Company's stock appreciates in value. Stock options provide the executive officers the opportunity to acquire and build a meaningful ownership interest in the Company and, therefore, closely align the executive officers' interests with those of the stockholders.

Compensation of the Chief Executive Officer

   In May 2001, the Board approved the payment to Mr. Armstrong of a bonus of $900,000 in addition to his base salary in recognition of Mr. Armstrong's exemplary leadership during 2000, which placed the Company in a position to complete its strategic restructuring process. In June 2001, the Company completed this process. In May 2001, Mr. Armstrong resigned as President, Chief Executive Officer, and a director to devote all of his attention to PAA.

   Also in May 2001, Mr. Flores joined the Company as Chairman of the Board and Chief Executive Officer. In lieu of base salary and bonus, the Board granted Mr. Flores a stock option to purchase, subject to certain vesting conditions, 1 million shares of Common Stock at an exercise price of $23.00 per share, the closing price per share on the date of grant, subject to the approval of the Company's 2001 Stock Incentive Plan by the Company's stockholders. In the event such plan is not approved by the Company's stockholders, Mr. Flores will receive a minimum base salary of $500,000 and an annual bonus of $500,000 for each of the first five years of employment. In addition, the Board also approved a share grant to Mr. Flores of a number of shares of Common Stock with a value equal to $1 million, payable in five equal installments as of each anniversary of the date Mr. Flores joined the Company. The Board approved Mr. Flores' compensation package in order to directly align Mr. Flores' interests with those of the Company's stockholders.

Deductibility of Compensation Expenses

   Section 162(m) of the Internal Revenue Code generally precludes the Company from taking federal income tax deductions for compensation paid to certain executive officers in excess of $1 million per year, unless such excess constitutes performance-based compensation under such section. The Company's policy is, primarily, to design and administer compensation plans that support the achievement of long-term strategic objectives and enhance stockholder value. Where it is consistent with this compensation philosophy, the Committee will also attempt to structure compensation programs that are tax-deductible by the Company.

                                          COMPENSATION COMMITTEE

                                          John H. Lollar, Chairman
                                          Jerry L. Dees
                                          Tom H. Delimitros
                                          William M. Hitchcock

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table shows certain compensation information for the Company's Chief Executive Officer and the other Named Executive Officers for services rendered in all capacities during the fiscal years ended December 31, 2000, 1999 and 1998.

                              Annual Compensation    Long Term Compensation
                              -------------------    ------------------------
                                                       Awards
                                                       Shares       Payouts
   Name and Principal                                Underlying      LTIP              All Other
        Position         Year Salary($) Bonus($)     Options(#)   Payouts($)       Compensation($)(5)
   ------------------    ---- --------- ---------    -----------  -----------      ------------------

Greg L. Armstrong....... 2000  330,000    900,000             -0-      598,356(3)        10,500
 President and Chief     1999  330,000        -0-          25,000      137,271(4)        10,000
 Executive Officer(1)    1998  302,500    450,000(2)       50,000          -0-           10,000
                                        1,550,000(2)

William C. Egg, Jr...... 2000  235,000    235,000             -0-       35,753(3)        10,500
 Senior Vice President   1999  235,000    300,000          45,000          -0-           10,000
 of Engineering          1998  222,500    240,000          35,000          -0-           10,000

Cynthia A. Feeback...... 2000  150,000    140,000          10,000       71,506(3)        10,500
 Vice President--        1999  128,750     50,000          15,000          -0-           10,000
 Accounting and          1998  112,500    150,000          13,000          -0-           10,000
 Assistant Treasurer

Phillip D. Kramer(6).... 2000  200,000    450,000             -0-      214,475(3)        10,500
 Executive Vice          1999  200,000        -0-          35,000          -0-           10,000
 President, Chief        1998  187,500    750,000(7)       50,000          -0-           10,000
 Financial Officer and
 Treasurer

Harry N. Pefanis(8)..... 2000  235,000    550,000             -0-      598,356(3)        10,500
 Executive Vice          1999  235,000        -0-          10,000      273,534(4)        10,000
 President               1998  210,000    400,000(2)       31,000          -0-           10,000
                                        1,200,000(2)

--------
(1) Mr. Armstrong resigned as President, Chief Executive Officer and a director of the Company in May 2001. Also in May 2001, James C. Flores was elected as Chairman of the Board and Chief Executive Officer of the Company.
(2) Messrs. Armstrong's and Pefanis' 1998 cash bonuses were each comprised of two amounts that consisted of (i) annual bonuses of $450,000 and $400,000, respectively, related to the achievement of annual results and
     (ii) transaction-related bonuses of $1.55 million and $1.2 million, respectively, associated with the achievement of the five year strategic objective, which culminated with the initial public offering of common units ("IPO") of PAA. One-half of Mr. Pefanis' $1.2 million bonus was paid in 1998 on the closing of the IPO, with the remaining one-half being paid in 2000.
(3) Represents the value of common units of PAA, plus distribution equivalent rights with respect to such common units, that vested for 2000 under transaction grant agreements or phantom unit grant agreements. Common units that vested for 2000 were: 25,000 to Mr. Armstrong; 1,667 to Mr. Egg; 3,334 to Ms. Feeback; 10,000 to Mr. Kramer; and 25,000 to Mr. Pefanis. In connection with the Company's recent strategic restructuring, which was consummated on June 8, 2001, pursuant to which the Company sold an aggregate 54% interest in the general partner of PAA and approximately
     5.2 million subordinated units of PAA (the "Restructuring Transaction"), the unvested portion of the common units under the transaction grant agreements and the phantom unit grant agreements fully vested. Common units that vested as a result of the Restructuring Transaction were:
     41,667 for Mr. Armstrong; 3,333 for Mr. Egg; 6,666 for Ms. Feeback; 20,000 for Mr. Kramer; and 33,333 for Mr. Pefanis.

   See "Long-Term Incentive Plans--Awards in 2000" for additional information on the phantom unit grant agreements with Mr. Egg, Ms. Feeback and Mr. Kramer.
(4) Represents the value of common units of PAA, plus distribution equivalent rights with respect to such common units, that vested for 1999 under transaction grant agreements with Messrs. Armstrong and Pefanis. Common units that vested for 1999 were: 8,333 to Mr. Armstrong and 16,667 to Mr. Pefanis.
(5) The Company matches 100% of an employee's contribution to the Company's 401(k) Plan (subject to certain limitations in the plan), with such matching contribution being made 50% in cash and 50% in Common Stock (the number of shares for the stock match being based on the market value of the Common Stock at the time the shares are issued).
(6) Mr. Kramer resigned as Executive Vice President, Chief Financial Officer and Treasurer of the Company in May 2001.
(7) A significant portion of the 1998 bonus amount for Mr. Kramer was related to the consummation of the IPO and related acquisition and financing transactions.
(8)  Mr. Pefanis resigned as Executive Vice President of the Company in May
     2001.

Option Grant in 2000

   The following table provides information regarding a stock option that was granted to Ms. Feeback during 2000. No stock options were granted to any other Named Executive Officer during 2000. The amounts shown as potential realizable values are based on assumed annualized rates of stock price appreciation of 5% and 10% over the term of the options as required by SEC rules. No gain to the optionee is possible without an increase in stock price that will benefit all stockholders proportionately. For comparative purposes, also shown are the total gains that could be realized over a five-year period (the term of the options) by the Company's stockholders based on the same assumptions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                                                                      Potential Realizable
                                                                        Value at Assumed
                                                                          Annual Rates
                         Number of   % of Total                          of Stock Price
                         Securities   Options                             Appreciation
                         Underlying  Granted to Exercise                for Option Term
                          Options    Employees    Price   Expiration -------------------------
          Name           Granted(#)   in 2000   ($/Share)    Date      5%($)         10%($)
          ----           ----------  ---------- --------- ---------- ----------    -----------
Cynthia A. Feeback......   10,000(1)    2.4%     13.875   7/26/2005      38,350(2)      84,750(3)
All Stockholders(4).....      N/A       N/A         N/A         N/A  93,823,018(2) 207,340,307(3)

--------
(1) This option was granted in July 2000 and vests in equal annual installments on each of the first four anniversaries of the date of grant. Vesting may be accelerated in certain circumstances described below under "Employment Contracts and Termination of Employment and Change-in-Control Arrangements." This option is not transferable except by will or the laws of descent and distribution.
(2)  The 5% rate of appreciation would result in a per share price of $17.71.
(3)  The 10% rate of appreciation would result in a per share price of $22.35.
(4) Based upon 24,464,933 shares of Common Stock outstanding (excluding treasury shares) as of the close of business on June 11, 2001 using a base price of $13.875, the exercise price of the option set forth in this table.

Aggregated Option Exercises in 2000 and Year-End Option Values

   The following table sets forth certain information for each of the Named Executive Officers concerning the exercise of options during 2000 and all unexercised options held at December 31, 2000.

                                                      Number of Securities
                                                           Underlying         Value of Unexercised In-
                                                       Unexercised Options      the-Money Options At
                           Shares                        At Year-End(#)            Year-End($)(2)
                         Acquired on     Value      ------------------------- -------------------------
          Name           Exercise(#) Realized($)(1) Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- -------------- ----------- ------------- ----------- -------------
Greg L. Armstrong.......      90,000      1,084,688     178,000       350,000   1,925,094     2,583,594
William C. Egg, Jr......      85,000      1,115,606     160,250       248,750   1,711,531     1,824,844
Cynthia A. Feeback......      16,000        165,794      42,750        27,250     420,219       178,031
Phillip D. Kramer.......      33,098        433,703     154,152        48,750   1,482,506       293,438
Harry N. Pefanis........      15,000        128,438     135,750        28,250   1,580,313       163,875

--------
(1) Values realized are determined by aggregating for each option exercise in 2000 the amount calculated by multiplying (i) the number of shares acquired on such exercise by (ii) an amount equal to the closing price of the Common Stock as of the date of each such exercise less the exercise price paid for such exercise.
(2) Year-end values are determined by aggregating for each option outstanding as of December 31, 2000 the amount calculated by multiplying (i) the number of shares underlying such option by (ii) an amount equal to the closing price of the Common Stock on December 29, 2000 less the exercise price of such option.

Long-Term Incentive Plans--Awards in 2000

   The following grants of restricted common units of PAA were made to Mr. Egg, Ms. Feeback and Mr. Kramer in 2000. Restricted units are "phantom" units that entitle the grantee to receive a common unit of PAA upon the vesting of the phantom unit. Such restricted or phantom unit grants were made by Plains All American Inc., a wholly-owned subsidiary of the Company and former general partner of PAA ("PAAI"). The compensation costs of these grants are borne by PAAI and are not part of any long term incentive plan that PAAI has for its employees.

                                                                     Performance
                                                                      or other
                                                                       period
                                                          Number of     until
                                                          Restricted maturation
                            Name                           Units(#)   or payout
                            ----                          ---------- -----------
   William C. Egg, Jr....................................    5,000        (1)
   Cynthia A. Feeback....................................   10,000        (1)
   Phillip D. Kramer.....................................   30,000        (1)

--------
(1) Each of Mr. Egg, Ms. Feeback and Mr. Kramer vested in a portion of the restricted units for the year 2000. The unvested portion of the common units under the phantom unit grant agreements fully vested in connection with the Restructuring Transaction (see "Summary Compensation Table").

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

   On May 8, 2001, the Company entered into an employment agreement with Mr. Flores as Chairman of the Board and Chief Executive Officer of the Company (the "Flores Agreement"). The Flores Agreement has an initial term of five years, which may be terminated earlier under certain circumstances. At the end of the initial five-year period, the term is subject each year to an extension of one year if the parties agree to new compensation terms ninety days prior to the end of the initial five-year period and any additional one-year extensions.

   Pursuant to the Flores Agreement, Mr. Flores will receive, in lieu of base salary and bonus, an option under the Company's 2001 Stock Incentive Plan (the "2001 Plan") to purchase 1,000,000 shares of Common Stock (the "Performance Option") at an exercise price of $23.00 per share, the closing price per share as reported on the American Stock Exchange on the date of grant. The Performance Option is subject to approval of the 2001 Plan by the Company's stockholders (see "Proposal 3--Approval of 2001 Stock Incentive Plan"). If the Company's stockholders do not approve the 2001 Plan, Mr. Flores will receive a minimum annual base salary of $500,000 and an annual bonus of $500,000 for each of the first five years of the Flores Agreement. The Performance Option becomes vested and exercisable on the first to occur of: (1) the day prior to the fifth anniversary of the date of grant; (2) a period of 10 trading days out of 20 consecutive trading days upon which the closing price of the Common Stock equals or exceeds 200% of the exercise price of the Performance Option;
(3) with respect to one-half of the shares subject to the Performance Option, a period of 10 trading days out of 20 consecutive trading days upon which the closing price of the Common Stock equals or exceeds 150% of the exercise price of the Performance Option; (4) termination of Mr. Flores' employment by the Company for any reason other than cause or by reason of Mr. Flores' death or resignation or by Mr. Flores for good reason; (5) a change in control of the Company; or (6) any such time that Mr. Flores is not a member of the Board. A change in control of the Company generally is defined under the Flores Agreement as (i) a change in composition of the Board pursuant to which incumbent directors (or their designated successors) cease to constitute at least a majority of the Board, (ii) subject to certain exceptions, the acquisition of Company securities by a person after which such person beneficially owns 50% or more of the voting power of the Company's securities,
(iii) subject to certain exceptions, the consummation of a merger, consolidation or reorganization involving the Company, or (iv) a complete liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company.

   Mr. Flores was also granted a number of shares of Common Stock with a value equal to $1 million (the "Share Grant"). The Share Grant will be payable in five equal installments as of each anniversary of the date of the Flores Agreement in the form of a direct grant of shares of Common Stock. Under the Flores Agreement, Mr. Flores is entitled to all of the employee benefits, fringe benefits and perquisites provided by the Company to other senior executives. The Share Grant was not made pursuant to the 2001 Plan or any other plan.

   The Agreement provides that if Mr. Flores' employment is terminated by the Company without Cause, by Mr. Flores' death or disability, or by Mr. Flores for good reason (each, a "Qualifying Termination"), the Company will pay to Mr. Flores $2.5 million. In the event of a Qualifying Termination, Mr. Flores' Performance Option will become immediately vested and the Share Grant will be payable by dividing the amount equal to the aggregate unpaid annual installments divided by the fair market value of a share on the date of termination, provided that in the event the share price is less than $22.00 on the date of termination, payment will be in the form of cash. If Mr. Flores' termination is a Qualifying Termination, Mr. Flores and his dependents will be entitled to continued health insurance benefits for a period of three years made "whole" on a net after tax basis.

   Under the Flores Agreement, if benefits to which Mr. Flores becomes entitled in connection with a change in control are considered "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then Mr. Flores will be entitled to an additional payment from the Company in an amount equal to the excise tax imposed by
Section 4999 of the Code or any interest or penalties with respect to such excise tax (excluding any income tax or employment tax imposed upon the additional payment).

   The Board has also authorized an employment agreement with Mr. Egg for an initial term of five years providing for a current base salary of $235,000, subject to annual review. As authorized, if Mr. Egg's employment is terminated
(i) without cause, he will be entitled to receive an amount equal to two times his base salary, or (ii) as a result of a change in control of the Company, he will be entitled to receive an amount equal to three times the aggregate of his base salary and bonus, and in either event, will be entitled to receive medical benefits for two years following the date of such termination. In addition, the Company will reimburse him for any excise tax liability he may incur as a result of payments made to him under such agreement. A change in control of the Company generally is defined as a change occurring (i) through the acquisition of beneficial ownership of 25% or more of the voting power of the Company, or (ii) at such time as the directors in office on the date of the agreement, or their designated successors, cease to constitute a majority of the Board.

   In the event of certain corporate transactions, changes in control or changes in the composition of the Board under certain circumstances, the exercisability of all options granted to Mr. Egg and Ms. Feeback shall be accelerated pursuant to the plans under which such options were granted. To the extent not already exercisable, these options generally become exercisable upon a change of control of the Company resulting from (i) a change in the composition of the Board pursuant to which incumbent directors (or their designated successors) cease to constitute at least two-thirds of the Board,
(ii) subject to certain exceptions, the acquisition of Company securities by a person after which such person beneficially owns 20% or more of the voting power of the Company's securities, or (iii) subject to certain exceptions, approval by stockholders of the Company of (a) a merger, consolidation or reorganization involving the Company, (b) a complete liquidation or dissolution of the Company, or (c) an agreement for the sale of all or substantially all of the assets of the Company. In addition, in the event of such a change in control, the holders of these options may elect to surrender such options for a cash payment equal to the difference between the exercise price and the market price of the Common Stock on the date of such event.

   The Company had an employment agreement with Mr. Armstrong which was to expire on March 1, 2002 and which provided for a current base salary of $330,000 per year, subject to annual review. The Company also had an employment agreement with Mr. Pefanis, pursuant to which Mr. Pefanis served as Executive Vice President of the Company as well as President and Chief Operating Officer of PAAI and was responsible for the overall operations of PAA. In May 2001, Messrs. Armstrong and Pefanis resigned their positions with the Company.

   Messrs. Armstrong, Pefanis and Kramer are entitled to exercise the vested portions of their respective options to acquire Common Stock pursuant to the plans under which such options were granted at any time prior to the expiration of such options. With respect to the unvested portions of such options, in lieu of such unvested portions, the Company has granted to Messrs. Armstrong, Pefanis and Kramer phantom equity awards payable in subordinated units of PAA (or common units of PAA to the extent such subordinated units have converted into common units) comparable in value to such unvested portions and subject to the same vesting schedule as such options.

   In August 1996, performance options were granted to Messrs. Armstrong and Egg for the purchase of 300,000 and 200,000 shares of Common Stock, respectively, pursuant to stock option agreements. These options provide for an exercise price of $13.50 per share, the market price of the Common Stock on the date of grant, and an exercise period ending in August 2001. As a result of the Board electing Mr. Flores as Chief Executive Officer of the Company, Mr. Armstrong's performance options fully vested on the date of such election. Mr. Egg's performance options vested in accordance with the terms of his stock option agreement in May 2001.

2001 Stock Incentive Plan

   The Board has approved, and is submitting to the Company's stockholders for approval, the 2001 Plan. See "Proposal 3--Approval of the 2001 Stock Incentive Plan".

Officers' Retirement Plan

   In 1996, the Board authorized the implementation of a retirement plan for executive officers. Such plan provides that an officer with at least fifteen years of service to the Company will be entitled to receive retirement income for a fifteen-year period, commencing at age 60, in an amount equal to 50% of
(i) his or her salary on May 23, 1996 or (ii) such higher amount as approved by the Board. Assuming each of the Named Executive Officers completes at least 15 years of service to the Company, they will be entitled to receive annual benefits in the following amounts: Mr. Armstrong $112,500; Mr. Egg $92,500; Mr. Kramer $75,000; Ms. Feeback $52,500; and Mr. Pefanis $92,500. At the time of their resignations, Messrs. Armstrong, Kramer and Pefanis had already completed 15 years of service to the Company and therefore are entitled to receive such annual benefits. In connection with the Restructuring Transaction, Mr. Armstrong elected to apply the cash equivalent of the present value of the amount due to him at retirement to a purchase of subordinated units of PAA. Also in connection with the Restructuring Transaction, Messrs. Kramer and Pefanis elected to receive the cash equivalent of the present value of the amounts due to Messrs. Kramer and Pefanis to apply such amounts to the indirect purchase of membership interests in Plains GP and partnership interests in Plains AAP.

Certain Relationships and Related Transactions

   In June 2000, the Board authorized the repurchase of up to one million shares of Common Stock at market prices. In November 2000, the Board authorized the repurchase of up to an additional one million shares. As of February 28, 2001, the Company had repurchased approximately 1.6 million shares for a total of $30.6 million at prices ranging from $14.05 to $22.55 per share. In connection with this repurchase program, the Company purchased at total of 28,100 shares from Mr. Krausse at an average price of $19.94 per share. In May 2001, the Board authorized the repurchase of up to an additional one million shares. In June 2001, the Board authorized the repurchase of 500,000 shares from EnCap LLC at $25.00 per share and 200,000 shares from Kayne Anderson at $25.00 per share.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000. The Committee also has discussed with the independent auditors for the Company the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Committee has received the written disclosures and the letter from the independent auditors for the Company required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent auditors that firm's independence from management and the Company.

   Based on the review and discussions referred to in the above paragraph, the Committee recommends to the Board of Directors that the year-end audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Tom H. Delimitros, Chairman
                                          Jerry L. Dees
                                          Robert V. Sinnott

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires directors, executive officers and beneficial owners of more than ten percent (10%) of the Common Stock to file with the SEC and the American Stock Exchange initial reports of Common Stock ownership and reports of changes in such ownership. The SEC's rules require the Company's reporting persons to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required with respect to 2000, the Company believes that the reporting persons have complied with all Section 16(a) filing requirements for 2000 on a timely basis.

                               PERFORMANCE GRAPH

   The following graph compares the cumulative total stockholder return on the Common Stock with the cumulative total return of the Media General Industry Group Index No. 121, "Independent--Oil & Gas" ("MG Group Index") and AMEX Market Index for five years ended December 31, 2000. The graph assumes that the value of an investment in the Common Stock and each index was $100 at December 31, 1995 and that any dividends were reinvested. Numerical values used for the year-end plot points in the graph are set forth in the table under the graph.

                  Comparison of 5-Year Cumulative Total Return
                          among Plains Resources Inc.,
                      MG Group Index and AMEX Market Index



                               Graph appears here

                                       1995   1996   1997   1998   1999   2000
                                      ------ ------ ------ ------ ------ ------
Plains Resources Inc. ............... 100.00 173.61 190.97 156.25 138.89 234.72
MG Group Index....................... 100.00 128.87 119.98  77.71 108.87 157.99
AMEX Market Index.................... 100.00 105.52 126.97 125.25 156.15 154.23

                                  PROPOSAL 2
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board has appointed PricewaterhouseCoopers LLP ("PWC"), independent certified public accountants, as independent auditors of the Company's financial statements for 2001. PWC has acted as auditors for the Company since 1977.

   The Board has decided to afford the Company's stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to the Company's stockholders at the Meeting a proposal to ratify the appointment by the Board of PWC. If a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on this proposal are not voted in favor of the ratification of the appointment of PWC, the Board will interpret this as an instruction to seek other auditors. THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PWC AS INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR 2001.

   It is expected that representatives of PWC will be present at the Meeting and will be available to respond to appropriate questions. These representatives will be given an opportunity to make a statement if they desire to do so.

Audit Fees

   The aggregate fees billed for professional services rendered by PWC for the audit of the Company's financial statements for the year ended December 31, 2000, and the reviews of the financial statements included in the Company's Forms 10-Q for such year, were $471,000, including $291,000 billed to PAA.

Financial Information Systems Design and Implementation Fees

   PWC did not provide the Company any financial information systems design and implementation services during 2000.

All Other Fees

   The aggregate fees billed for services rendered by PWC, other than audit services and financial information systems design and implementation services ("Other Services"), for 2000 were (i) approximately $1,700,000 billed to outside legal counsel of the Company, which was paid by PAA, in relation to services performed for the benefit of the Company in connection with the Company's unauthorized trading losses in 1999, and (ii) approximately $478,000, including $340,000 billed to PAA, for services performed in connection with registration statements filed with the SEC by the Company and PAA, related to the implementation of new statements on financial accounting standards, and other services. The Audit Committee has determined that the provision of the Other Services was compatible with maintaining PWC's independence.

                                  PROPOSAL 3
                     APPROVAL OF 2001 STOCK INCENTIVE PLAN

General

   The 2001 Plan replaces the Company's 1996 Stock Incentive Plan and is intended to comply with the Exchange Act and the requirements of the Code. The Board believes that to attract, retain and reward valuable personnel it is important for the Company to adopt a flexible, long-term incentive plan. The principal provisions of the 2001 Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2001 Plan, a copy of which is attached hereto as Appendix B. Capitalized terms used but not defined in this Proxy Statement shall have the meanings set forth in the 2001 Plan.

Purpose

   The purpose of the 2001 Plan is to strengthen the Company by providing an incentive to the employees, officers, consultants and directors of the Company, as well as subsidiaries and affiliates of the Company, and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company, as well as subsidiaries and affiliates of the Company, an added long-term incentive for high levels of performance and unusual efforts through the grant of options ("Options"), Performance Units and Performance Shares, Share Awards and Restricted Stock.

Administration; Amendment and Termination

   The committee administering the 2001 Plan (the "Committee") will consist of one or more Directors and may consist of the entire Board. If the Committee consists of less than the entire Board, then with respect to any Option or Award to an individual who is subject to Section 16 of the Exchange Act, the Committee will consist of at least two directors each of whom will be a Nonemployee Director and to the extent necessary for any award under the 2001 Plan to qualify as performance-based compensation for the purposes of
Section 162(m) of the Code, the Committee will consist of at least two directors each of whom shall be an Outside Director.

   The 2001 Plan will terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the 2001 Plan and the Board may at any time and from time to time amend, modify or suspend the 2001 Plan, provided, however, that no such amendment, modification, suspension or termination can impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the 2001 Plan, and to the extent necessary under any applicable law, regulation or exchange requirement no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

   Under the 2001 Plan, the Committee has the authority to, among other things: (i) select the individuals to whom Options and Awards will be granted,
(ii) determine the type, size and the terms and conditions of Options and Awards and (iii) establish the terms for treatment of Options and Awards upon a termination of employment.

Shares Available for Issuance

   Under the 2001 Plan, 4,000,000 Shares of authorized and unissued Common Stock will be available for the grant of Options and Awards to Eligible Individuals, provided that the maximum number of Shares with respect to which Options or Awards may be granted to any individual during any calendar year is 1,000,000. Of the 4,000,000 total shares, no more than 3,000,000 may be issued upon the exercise of Incentive Stock Options may be granted under the 2001 Plan is 3,000,000. The maximum number of Shares with respect to which Restricted Stock Awards may be granted under the 2001 Plan is 1,000,000 Shares (other than Shares of Restricted Stock made in settlement of Performance Units). The maximum dollar amount that an individual may receive during the term of the Plan in respect of cash-denominated Performance Units may not exceed $1,000,000. If any outstanding Option or Award expires or terminates, the Shares of Common Stock allocable to the unexercised portion of such Option or Award may again be available for Options and Awards under the 2001 Plan.

   Upon any Change in Capitalization, however, the Committee may adjust the maximum number, exercise price and class of Shares with respect to which Options and Awards may be granted; the number and class of Shares which are subject to outstanding Options and Awards and the purchase price thereof; the maximum number, exercise price and class of Shares with respect to which Options or Awards may be granted to an individual in any one calendar year period; and the performance objectives.

Eligibility

   Employees, officers, consultants and directors of the Company and its Subsidiaries and Affiliates and any individual who has received an offer of employment from the Company, a Subsidiary or an Affiliate are eligible to be granted Options and Awards under the 2001 Plan.

Stock Options

   The per Share exercise price of an Option granted under the 2001 Plan will be determined by the Committee at the time of grant and set forth in the option agreement, provided that the purchase price per Share may not be less than 100% of the fair market value of the Common Stock at the date of grant. Each Option will be exercisable at such dates and in such installments as determined by the Committee. All outstanding Options will become fully exercisable upon a "Change in Control." In addition, the Committee has reserved the authority to accelerate the exercisability of any Option at any time. Each Option terminates at the time determined by the Committee provided that the term of each Option may not exceed ten years.

   Options are generally not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order. Notwithstanding the foregoing, the Committee may set forth in the agreement evidencing a Nonqualified Stock Option, at the time of grant or at any time thereafter, that the Option may be transferred to members of the optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. Options may be exercised during the optionee's lifetime only by the grantee or his guardian or legal representative. The purchase price for Shares may be paid (i) in cash, (ii) by transferring Shares of Common Stock to the Company (provided such Shares have been held by the optionee for at least six months prior to the exercise of the Option or such lesser period as permitted by the Committee in its discretion), or (iii) by a combination of the foregoing or such other methods as determined by the Committee in its discretion; provided, however, the Committee may determine that payment must be in cash. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Committee.

   The Committee will determine the terms and conditions applicable to an Option upon a termination or change in the status of the employment or service of the optionee by the Company or a subsidiary or a division thereof.

Restricted Stock

   The Committee will determine the terms of each Restricted Stock Award at the time of grant, including the price, if any, to be paid by the grantee for the Restricted Stock, the restrictions placed on the shares, and the time or times when the restrictions will lapse. Unless otherwise determined by the Committee, the grantee will have all the rights of a stockholder with respect to Shares of Restricted Stock, including the right to vote and receive dividends. In addition, at the time of grant, the Committee, in its discretion, may decide: (i) whether any deferred dividends will be held for the account of the grantee or deferred until the restrictions thereon lapse,
(ii) whether any deferred dividends will be reinvested in additional Shares of Common Stock or held in cash and (iii) whether interest will be accrued on any dividends not reinvested in additional Shares of Restricted Stock. Deferred dividends held in respect of Shares of Restricted Stock shall be forefeited if the related Shares are forfeited. Unless otherwise provided at the time of grant, the restrictions on the Restricted Stock will lapse upon a Change in Control. Shares of Restricted Stock are non-transferable until such time as all restrictions upon such Shares lapse.

Performance Units and Performance Shares

   Performance Units and Performance Shares will be awarded as the Committee may determine, and the vesting of Performance Units and Performance Shares will be based upon specified performance objectives to be determined by the Committee among the following: revenue, net income, operating income, earnings per Share, Share price, pre-tax profits, net earnings, return on assets or equity, sales, market share, total Shareholder return, total Shareholder return relative to peers, or any combination of the foregoing. Performance objectives (and underlying business criteria, as applicable) may be in respect of: (i) the performance of the Company, (ii) the performance of any of its Subsidiaries or Affiliates, (iii) the performance of any of its divisions or segments or (iv) any combination thereof. Performance objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The performance objectives with respect to a performance cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the performance cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the performance cycle, and in any event while the performance relating to the performance objectives remains substantially uncertain.

   Upon granting Performance Units or Performance Shares, or at any time thereafter, to the extent permitted under Section 162(m) of the Code, the Committee may provide for the manner in which performance will be measured against the performance objectives (or may adjust the performance objectives), or include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary, unusual or nonrecurring gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures or other corporate transactions, core process redesigns, structural changes/outsourcing, and foreign exchange impacts. Performance Units may be denominated in dollars or in Shares of Common Stock, and payments in respect of Performance Units will be made in cash, Shares, Shares of Restricted Stock or any combination of the foregoing, as determined by the Committee. The agreement evidencing the Award of Performance Shares or Performance Units will set forth the terms and conditions thereof, including those applicable in the event of the grantee's termination of employment. Upon a Change in Control, unless otherwise determined by the Committee and set forth in the agreements evidencing specific Performance Awards, all Performance Units will vest as if all performance objectives had been satisfied at the maximum level, and the restrictions on all Performance Shares will lapse. With respect to Performance Units that vest upon a Change in Control, the grantees shall be entitled to receive a cash payment in respect of such Performance Units within ten days after the Change in Control. Performance Awards are nontransferable until they have vested (in the case of Performance Units) or the restrictions with respect thereto (in the case of Performance Shares) have lapsed.

Option Grants for Non-employee Directors

   The 2001 Plan provides that each non-employee Director at the time of his election or re-election to the Board shall receive a fully vested Option to purchase 10,000 Shares of Common Stock (or portion thereof if his appointment is other than at an annual meeting of stockholders). Such Options shall provide for an exercise price equal to the Fair Market Value of the Common Stock on the grant date and shall be exercisable no later than five years after the grant date. All such Options will be Non-qualified Stock Options.

Share Awards

   The Committee may grant an Award of Shares to any individual eligible to receive Awards under the 2001 Plan, on such terms and conditions as the Committee may determine in its sole discretion.

Certain Federal Income Tax Consequences

   The following discussion is a general summary of the principal federal income tax consequences under current law relating to Awards granted to employees under the 2001 Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

 Stock Options

   An optionee will not recognize any taxable income upon the grant of a Nonqualified Stock Option or an Incentive Stock Option and the Company will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a Nonqualified Stock Option, the excess of the fair market value of Common Stock on the date of exercise over the exercise price will be taxable as ordinary income to the optionee. If the Company complies with applicable income reporting requirements, the Company will be entitled to a federal income tax deduction in the same amount and at the same time as the optionee recognizes ordinary income, subject to any deduction limitation under
Section 162(m) of the Code (which is discussed below). The subsequent disposition of Shares acquired upon the exercise of a nonqualified option will ordinarily result in capital gain or loss.

   On exercise of an Incentive Stock Option, the holder will not recognize any income and the Company will not be entitled to a deduction. However, for purposes of the alternative minimum tax, the exercise of an Incentive Stock Option will be treated as an exercise of a Nonqualified Stock Option. Accordingly, the exercise of an Incentive Stock Option may result in an alternative minimum tax liability.

   The disposition of Shares acquired upon exercise of an Incentive Stock Option will ordinarily result in capital gain or loss. However, if the holder disposes of Shares acquired upon exercise of an Incentive Stock Option within two years after the date of grant or one year after the date of exercise (a "disqualifying disposition"), the holder will recognize ordinary income, in the amount of the excess of the fair market value of the Shares on the date the option was exercised over the option exercise price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the Shares on the date of exercise of the Option will generally be capital gain. Subject to any deduction limitation under Section 162(m) of the Code, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by a holder.

   If an Option is exercised through the use of Shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned Shares and thus no gain or loss will be recognized with respect to such Shares upon such exercise. However, if the Option is an Incentive Stock Option, and the previously owned Shares were acquired on the exercise of an Incentive Stock Option or other tax-qualified stock option, and the holding period requirement for those Shares is not satisfied at the time they are used to exercise the Option, such use will constitute a disqualifying disposition of the previously owned Shares resulting in the recognition of ordinary income in the amount described above.

   Special rules may apply in the case of an optionee who is subject to
Section 16 of the Exchange Act.

 Restricted Stock

   A grantee generally will not recognize taxable income upon the grant of Restricted Stock, and the recognition of any income will be postponed until such Shares are no longer subject to the restriction or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the grantee will recognize ordinary income equal to the fair market value of the Restricted Stock at the time that such restrictions lapse and, subject to satisfying applicable income reporting requirements and any deduction limitation under Section 162(m) of the Code, the Company will be entitled to a federal income tax deduction in the same amount and at the same time as the grantee recognizes ordinary income. A grantee may elect to be taxed at the time of the grant of Restricted Stock and, if this election is made, the grantee will recognize ordinary income equal to the excess of the fair market value of the Restricted Stock at the time of grant (determined without regard to any of the restrictions thereon) over the amount paid, if any, by the grantee for such shares. The Company will be entitled to a federal income tax deduction in the same amount and at the same time as the grantee recognizes ordinary income.

 Performance Shares and Performance Units

   Generally, a grantee will not recognize any taxable income and the Company will not be entitled to a deduction upon the award of Performance Shares or Performance Units. At the time Performance Shares vest or the grantee receives a distribution with respect to Performance Units, the fair market value of the vested Shares or the amount of any cash or Shares received in payment for such Awards generally is taxable to the grantee as ordinary income. Subject to satisfying applicable income reporting requirements and any deduction limitation under Section 162(m) of the Code, the Company will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the grantee.

   Section 162(m)

   Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does allow a deduction for "performance-based compensation," the material terms of which are disclosed to and approved by the stockholders. The Company has structured and intends to implement and administer the 2001 Plan so that compensation resulting from Options and Performance Awards can qualify as "performance-based compensation." The Committee, however, has the discretion to grant Awards with terms that will result in the Awards not constituting performance-based compensation. To allow the Company to qualify such Options and Performance Awards as "performance-based compensation," the Company seeks stockholder approval of the 2001 Plan and the material terms of the performance goals applicable to Performance Awards under the 2001 Plan.

 Section 280G of the Code

   Under certain circumstances, the accelerated vesting or exercise of Options or the accelerated lapse of restrictions with respect to other Awards in connection with a Change in Control might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and the Company may be denied a federal income tax deduction.

New Plan Benefits

   The following table shows the benefits, to the extent currently determinable, that will be received in 2001 by the individuals listed below.

                                                    Number of
                                                      Shares
                                                    Underlying
                                                     Options      Exercise Price
                Name and Position                    Granted      per Share($)(1)
                -----------------                   ----------    ---------------
James C. Flores ..................................  1,000,000         $23.00
 Chairman of the Board and Chief Executive Officer

William C. Egg, Jr................................     50,000         $23.74
 Senior Vice President of Engineering

Cynthia A. Feeback................................     25,000         $23.74
 Vice President--Accounting and Assistant
 Treasurer

Jere C. Overdyke, Jr..............................    250,000         $25.26
 Executive Vice President and Chief Financial
 Officer

John T. Raymond...................................    300,000         $25.26
 Executive Vice President and Chief Operating
 Officer

Timothy T. Stephens...............................    250,000         $25.26
 Executive Vice President-Administration,
 Secretary and General Counsel

All executive officers as a group.................  1,950,000         $23.98

All non-employee directors as a group.............     80,000(2)          (2)

All employees, excluding executive officers, as a
 group............................................    300,000         $23.74

--------
(1) Exercise prices shown are weighted averages of the actual exercise prices for stock options granted to individuals or groups, as applicable.
(2) Under the 2001 Plan, each non-employee director will receive at the time of such director's election or re-election a fully vested option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the grant date.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2001 STOCK INCENTIVE PLAN.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

   Proposals of stockholders intended to be presented at the Company's 2002 Annual Meeting must be received by the Company's Secretary at the Company's principal executive office on or before February 13, 2002 to be considered for inclusion in the Company's proxy statement and form of proxy for such meeting. Pursuant to Rule 14a-4(c)(1) under the Exchange Act, if any stockholder proposal intended to be presented at the Company's 2002 Annual Meeting without inclusion in the Company's proxy statement for such meeting is received by the Company's Secretary at the Company principal executive office after April 29, 2002, the proxies designated by the Board will have discretionary authority to vote on such proposal.

                                 OTHER MATTERS

   The Board does not know of any other matters that are to be presented for action at the Meeting. However, if any other matters properly come before the Meeting or any adjournments(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                          INCORPORATION BY REFERENCE

   With respect to any future filings with the SEC into which this proxy statement is incorporated by reference, the material under the headings "Compensation Committee Report on Executive Compensation," "Report of the Audit Committee" and "Performance Graph" shall not be incorporated into such future filings.

                          FORWARD-LOOKING STATEMENTS

   This proxy statement may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Opinions, forecasts, projections, guidance or other statements other than statements of historical fact are forward-looking statements. These statements are based upon assumptions that are subject to change and to other risks, especially volatility in oil or gas prices. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Certain risks and uncertainties inherent in the Company's business are set forth in the filings of the Company with the SEC. Estimates of future financial or operating performance, provided by the Company, are based on existing market conditions and engineering and geologic information available at this time. Actual financial and operating performance may be higher or lower. Future performance is dependent upon oil and gas prices, exploratory and development drilling results, engineering and geologic information and changes in market conditions. All subsequent written and oral forward-looking statements attributable to the Company or to individuals acting on the Company's behalf are expressly qualified in their entirety by this paragraph.

                       ADDITIONAL INFORMATION AVAILABLE

   A COPY OF THE COMPANY'S 2000 ANNUAL REPORT ON FORM 10-K WAS PREVIOUSLY SENT TO THE COMPANY'S STOCKHOLDERS. THIS ANNUAL REPORT ON FORM 10-K DOES NOT FORM ANY PART OF THE MATERIALS FOR THE SOLICITATION OF PROXIES. UPON WRITTEN REQUEST OF ANY STOCKHOLDER, THE COMPANY WILL FURNISH A COPY OF THE 10-K, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. THE WRITTEN REQUEST SHOULD BE SENT TO THE COMPANY'S SECRETARY AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE. THE WRITTEN REQUEST MUST STATE THAT AS OF THE CLOSE OF BUSINESS ON JUNE 11, 2001, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF CAPITAL STOCK OF THE COMPANY.

                                          By Order of The Board of Directors,

                                          Timothy T. Stephens
                                          Executive Vice President--
                                          Administration, Secretary and
                                          General Counsel

June 13, 2001

                                                                     APPENDIX A

                            AUDIT COMMITTEE CHARTER
                             PLAINS RESOURCES INC.

Purpose

   The Audit Committee (the Committee) shall, through regular or special meetings with management and the Company's independent auditors, provide oversight on matters relating to accounting, financial reporting, internal control, auditing, and regulatory compliance activities and other matters as the Board of Directors (the Board) or the Committee Chairperson deems appropriate and consistent with the responsibilities of directors generally. The primary purpose of this Audit Committee Charter (the Charter) is to document the scope of the Committee's responsibilities and how it carries out those responsibilities, including its structure, processes and membership requirements.

Organization

   The Committee shall consist of at least three Directors including a Chairperson. The Committee shall include only independent Directors as defined by the relevant listing authority (and subject to any exceptions allowed by such listing authority). Each member of the Committee shall be financially literate or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise as the foregoing qualifications are interpreted by the Board in its business judgment.

Responsibilities

 Independent Auditors

   The Committee shall consult with management and recommend to the Board the appointment of the Company's independent auditors and shall review the activities and independence of the independent auditors. This includes communicating to the independent auditor that they are ultimately accountable to the Committee and the Board. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

   The Committee shall: (1) ensure that the independent auditors provide annually to the Committee a formal written statement delineating all relationships between the independent auditors and the Company, (2) actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and (3) recommend that the Board take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

 Oversight of Quarterly and Annual Financial Reporting

   The Committee shall consider relevance, reliability, comparability and clarity in its oversight of the quality of quarterly and annual financial reporting. The Committee shall engage in meaningful discussions with the independent auditors about the quality, not just the acceptability, of financial reporting decisions and judgments. The Committee shall review with management and the independent auditors consolidated financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders. Although the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

   With regard to the SEC Form 10-K, prior to its filing, the Committee shall review and discuss the audited financial statements with management and the independent auditors. The Committee shall discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees, as amended. The Committee shall also discuss with the independent auditor the auditors judgment about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting. The Committee shall report to the Board whether, based on such reviews and discussions, it recommends to the Board that the most recent year's audited financial statements be included in the Company's SEC Form 10-K to be filed with the SEC.

   With regard to the SEC Form 10-Q, the Chairperson and/or his or her Committee designee(s) shall review the document with management and the independent auditors prior to its filing. Such review will include a discussion of quality as it relates to significant events, transactions and changes in accounting principles as may be applicable to the quarter.

 Accounting Principles

   The Committee shall review significant developments in accounting rules. The Committee shall also review with management and the independent auditor issues involving judgment that affect the quality of financial reporting and significant proposed changes in the Company's methods of accounting or financial statements disclosure.

 Sufficiency of and Compliance with Internal Controls

   The Committee shall periodically review with the independent auditors and management the adequacy of the Company's system of internal control intended to ensure the reliability of financial reporting.

Charter Amendments Charter Amendments

   The Committee shall review this Charter annually, assess its adequacy and propose appropriate amendments to the Board.

Quorum and Committee Meetings

   A quorum of the Committee shall be declared when a majority of the members of the Committee are in attendance. The Committee shall meet at least two times a year. Additional meetings shall be scheduled at the discretion of the Chairman. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

Other Authority

   The Committee may cause an investigation to be made into any matter within the scope of its responsibility. The Committee may engage independent resources to assist in its investigations, as it deems necessary.

Communications and Reporting

   The Committee shall report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation to the Board, the Committee shall provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee shall keep minutes of its meetings and make such minutes available to the Board for its review.

   The Committee shall report to stockholders in the Company's proxy statement for its annual meeting in accordance with applicable SEC requirements.

                                                                     APPENDIX B

                             PLAINS RESOURCES INC.

                           2001 STOCK INCENTIVE PLAN

                           (As Adopted May 7, 2001)

1. Purpose.

   The purpose of this Plan is to strengthen Plains Resources Inc., a Delaware corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company and its Subsidiaries and Affiliates an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Performance Units and Performance Shares, Share Awards and Restricted Stock (as each term is herein defined).

2. Definitions.

   For purposes of the Plan:

     2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (a) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (b) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

     2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

     2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

     2.4 "Award" means a grant of Restricted Stock, a Performance Award, a Share Award or any or all of them.

     2.5 "Board" means the Board of Directors of the Company.

     2.6 "Cause" means:

       (a) for purposes of Section 6.4, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries; and

       (b) in the case of an Optionee or Grantee whose employment with the Company, Subsidiary or Affiliate is subject to the terms of an employment agreement between such Optionee or Grantee and the Company, Subsidiary or Affiliate, which employment agreement includes a definition of "Cause", the term "Cause" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

       (c) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries or Affiliates which transaction is adverse to the interests of the Company or any of its Subsidiaries or Affiliates and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar minor offenses) provided, however, that following a Change in Control clause (i) of this Section 2.6(c) shall not constitute "Cause."

     2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

     2.8 A "Change in Control" shall mean the occurrence of any of the following:

       (a) The "acquisition" by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of any securities of the Company which generally entitles the holder thereof to vote for the election of directors of the Company (the "Voting Securities") which, when added to the Voting Securities then "Beneficially Owned" by such Person, would result in such Person either "Beneficially Owning" fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities or having the ability to elect fifty percent (50%) or more of the Company's directors; provided, however, that for purposes of this paragraph (a) of Section 2.8, a Person shall not be deemed to have made an acquisition of Voting Securities if such Person; (i) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities solely as a result of open market acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person; (ii) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); (iii) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (c) of this Section 2.8); or (iv) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities as a result of a transaction approved by a majority of the Incumbent Board (as defined in paragraph (b) below); or

       (b) The individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

       (c) The consummation of a merger, consolidation or reorganization involving the Company (a "Business Combination"), unless (i) the stockholders of the Company, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and (iii) no Person (other than (x) the Company or any Controlled Entity, (y) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or (z) any Person who, immediately prior to the Business Combination, had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination described in clauses (i), (ii) and (iii) of this paragraph shall be referred to as a "Non-Control Transaction");

       (d) A complete liquidation or dissolution of the Company; or

       (e) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Controlled Entity).

   Notwithstanding the foregoing, if Optionee's or Grantee's employment is terminated and Optionee or Grantee reasonably demonstrates that such termination (x) was at the request of a third party who has indicated an intention or has taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (y) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes hereof, the date of a Change in Control with respect to Optionee or Grantee shall mean the date immediately prior to the date of such termination of employment.

   A Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

     2.9 "Code" means the Internal Revenue Code of 1986, as amended.

     2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

     2.11 "Company" means Plains Resources Inc.

     2.12 "Director" means a director of the Company.

     2.13 "Disability" means:

       (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or

       (b) the term "Disability" as used in the Company's long-term disability plan, if any; or

       (c) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

     2.14 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

     2.15 "Eligible Director" means a director of the Company who is not an employee of the Company or any Subsidiary or Affiliate.

     2.16 "Eligible Individual" means any of the following individuals who is designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein: (a) any director (other than an Eligible Director), officer or employee of the Company, Subsidiary or Affiliate, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, or (c) any consultant or advisor of the Company, Subsidiary or Affiliate.

     2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.18 "Fair Market Value" on any date means the closing sales prices of the Shares (i) on the day before such date, or (ii) on such date if an Agreement so provides, on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

     2.19 "Formula Option" means an Option granted pursuant to Section 6.

     2.20 "Grantee" means a person to whom an Award has been granted under the Plan.

     2.21 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

     2.22 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

     2.23 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     2.24 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Formula Option, or any or all of them.

     2.25 "Optionee" means a person to whom an Option has been granted under the Plan.

     2.26 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     2.27 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     2.28 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

     2.29 "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

     2.30 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, or a Subsidiary Affiliate or Division will be measured.

     2.31 "Performance Objectives" has the meaning set forth in Section 9.

     2.32 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 9.

     2.33 "Performance Units" means Performance Units granted to an Eligible Individual under Section 9.

     2.34 "Plan" means the Plains Resources Inc. 2001 Stock Incentive Plan, as amended and restated from time to time.

     2.35 "Retained Distribution" means any securities or other property (other than regular cash dividends) distributed by the Company in respect of Restricted Stock during any Restricted Period.

     2.36 "Restricted Period" means the period designated by the Committee during which Restricted Stock may not be sold, assigned, pledged or otherwise encumbered.

     2.37 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 8.

     2.38 "Share Award" means an Award of Shares granted pursuant to Section
  10.

     2.39 "Shares" means the common stock, par value $.10 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

     2.40 "Subsidiary" means (i) except as provided in subsection (ii) below, any corporation which is a subsidiary corporation within the meaning of
  Section 424(f) of the Code with respect to the Company, and (ii) in relation to the eligibility to receive Options or Awards other than Incentive Stock Options and continued employment for purposes of Options and Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns 50% or more of the outstanding equity or other ownership interests.

     2.41 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies or a spun-off entity resulting from a transaction described in Section 355 of the Code.

     2.42 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent, Subsidiary or Affiliate.

3. Administration.

   3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of one (1) or more Directors and may consist of the entire Board. If the Committee consists of less than the entire Board, then with respect to any Option or Award to an individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors each of whom shall be a Nonemployee Director and to the extent necessary for any award under the Plan to qualify as performance-based compensation for the purposes of Section 162(m) of the Code, the Committee shall consist of at least two (2) Directors each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons.

   3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

   3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

       (a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

       (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Shares in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

       (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

       (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

       (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

       (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4. Stock Subject to the Plan; Grant Limitations.

   4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 4,000,000; provided, however, that in the aggregate, not more than 1,000,000 of the allotted Shares may be made the subject of Restricted Stock Awards under Section 8 of the Plan (other than shares of Restricted Stock made in settlement of Performance Units pursuant to
Section 9.1(b)). The maximum number of Shares that may be the subject of Options and Awards granted to an Eligible Individual in any one calendar year period may not exceed 1,000,000 Shares. The maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Individual may receive in any calendar year in respect of Performance Units denominated in dollars may not exceed $1,000,000. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

   4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

       (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section
    4.1 shall be increased by the number of Shares so tendered.

       (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

   4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

   4.4 In no event may more than 3,000,000 Shares be issued upon the exercise of Incentive Stock Options granted under the Plan.

5. Option Grants for Eligible Individuals.

   5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any Subsidiary or Affiliate.

   5.2 Exercise Price. The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

   5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that unless the Committee provides otherwise an Option (other than an Incentive Stock Option) may, upon the death of the Optionee prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

   5.4 Vesting. Subject to Section 7.4, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

   5.5 Deferred Delivery of Option Shares. The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the Option.

   5.6 Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.6) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

6. Option Grants for Nonemployee Directors.

   6.1 Grant. Formula Options shall be granted (i) to Eligible Directors who become members of the Board after the Effective Date upon election or appointment and (ii) to all Eligible Directors who are members of the Board as follows:

       (a) Initial Grant. Each Eligible Director who becomes a Director after the Effective Date, shall, upon becoming a Director, be granted a Formula Option in respect of 10,000 Shares multiplied by a fraction, the numerator of which is twelve (12) less the number of months that have elapsed since the last day of the month in which the annual meeting of the stockholders of the Company occurred and the denominator of which is twelve (12).

       (b) Annual Grant. Each Eligible Director shall be granted a Formula Option in respect of 10,000 Shares on the first business day after the annual meeting of the stockholders of the Company in each year that the Plan is in effect provided that the Eligible Director is a Director on such date.

   All Formula Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of Formula Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Formula Options.

   6.2 Purchase Price. The purchase price for Shares under each Formula Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Formula Option is granted.

   6.3 Vesting. Each Formula Option shall be fully vested and exercisable as of the date of grant; provided, however, that the Optionee continues to serve as a Director as of such date; provided, further, however, that if a Director dies prior to such date and while a Director, the Formula Option shall become fully vested and exercisable with respect to 100% of the Shares that otherwise would have vested on that date.

   6.4 Duration. Subject to Section 7.4, each Formula Option shall terminate on the date which is the fifth anniversary of the date of grant (or if later, the first anniversary of the date of the Director's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

       (a) If an Optionee's service as a Director terminates for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

       (b) If an Optionee's service as a Director terminates by reason of the Optionee's resignation or removal from the Board due to Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as Director terminated, after which time the Option shall automatically terminate in full.

       (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

       (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) of this Section 6.4 or within twelve (12) months after termination of service as a Director as described in clause (b) of this Section 6.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director.

7. Terms and Conditions Applicable to All Options.

   7.1 Non-Transferability. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to members of the Optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Option shall be deemed to be the Optionee. For this purpose, immediate family means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

   7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail or telecopy to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid, in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares that have been held by the Optionee for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or (c) a combination of cash and the transfer of Shares; provided, however, that the Committee may determine that the exercise price shall be paid only in cash. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

   7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

   7.4 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Option, an Optionee will be permitted to surrender to the Company for cancellation within ninety (90) days after such Change in Control any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (a) (i) in the case of a Nonqualified Stock Option, the greater of (A) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (B) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (ii) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (b) the aggregate exercise price for such Shares under the Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company and its Subsidiaries terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall, notwithstanding any shorter period set forth in the Agreement evidencing the Option, remain exercisable for a period ending not before the earlier of (x) the first anniversary of the termination of the Optionee's employment or service or (y) the expiration of the stated term of the Option.

8. Restricted Stock.

   8.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this
Section 8.

   8.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, or any documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares (other than Retained Distributions). The Company shall retain custody of all Retained Distributions made or declared with respect to the Restricted Stock and such Retained Distributions shall be subject to the same restrictions on terms and conditions as are applicable to the Restricted Stock

   8.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8.4, such Shares and Retained Distribution shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

   8.4 Lapse of Restrictions.

   (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine (the "Restricted Period"). The Agreement evidencing the Award shall set forth any such restrictions.

   (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

   8.5 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

   8.6 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

9. Performance Awards.

   9.1 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in
Section 9.3(c) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

   (a) Vesting and Forfeiture. Subject to Sections 9.3(c) and 9.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

   (b) Payment of Awards. Subject to Section 9.3(c), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 9.4, such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

   9.2 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

       (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

       (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 9.2(c) or 9.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

       (c) Lapse of Restrictions. Subject to Sections 9.3(c) and 9.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

       (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

       (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

   9.3 Performance Objectives

   (a) Establishment. Performance Objectives for Performance Awards may be expressed in terms of (i) revenue, (ii) net income, (iii) operating income;
(iv) earnings per Share, (v) Share price, (vi) pre-tax profits, (vii) net earnings, (viii) return on equity or assets, (ix) sales, (x) market share,
(xi) total Shareholder return, (xii) total Shareholder return relative to peers or (xiii) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries or Affiliates, any of its Divisions or segments or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

   (b) Effect of Certain Events. At the time of the granting of a Performance Award, or at any time thereafter, in either case to the extent permitted under
Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the

Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives), include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary, unusual or nonrecurring gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures or other corporate transactions, core process redesigns, structural changes/outsourcing, and foreign exchange impacts.

   (c) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance Based Compensation.

   9.4 Effect of Change in Control. In the event of a Change in Control, unless otherwise determined by the Committee and set forth in the Agreement evidencing the Award:

       (a) With respect to Performance Units, the Grantee shall (i) become vested in all outstanding of the Performance Units as if all Performance Objectives had been satisfied at the maximum level and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten
    (10) days after such Change in Control.

       (b) With respect to Performance Shares, all restrictions shall lapse immediately on all outstanding Performance Shares as if all Performance Objectives had been satisfied at the maximum level.

       (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof), if any, which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

   9.5 Non-transferability. Until the vesting of Performance Units or the lapsing of any restrictions on Performance Shares, as the case may be, such Performance Units or Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

10. Other Share Based Awards.

   The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

11. Effect of a Termination of Employment.

   The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, or a Subsidiary, Affiliate or Division (including a termination or change by reason of the sale of a Subsidiary, Affiliate or Division), which, except for Formula Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

12. Adjustment Upon Changes in Capitalization.

   (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number, exercise price and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number, exercise price and class of Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options, (iii) the maximum number, exercise price and class of Shares or other stock or securities with respect to which

Options or Awards may be granted to any Eligible Individual in any one calendar year period, (iv) the number, exercise price and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, (v) the number, exercise price and class of Shares or other securities in respect of which Formula Options are to be granted under
Section 6 and (vi) the Performance Objectives.

   (b) Any such adjustment in the Shares or other stock or securities (i) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code or (ii) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Options or Awards as Performance-Based Compensation.

   (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

13. Effect of Certain Transactions.

   Subject to Sections 7.4, 8.4(b) and 9.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Option or Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction. The treatment of any Option or Award as provided in this Section 13 shall be conclusively presumed to be appropriate for purposes of Section 9.

14. Interpretation.

   Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

       (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

       (b) Unless otherwise expressly stated in the relevant Agreement, each Option, and Performance Award granted under the Plan is intended to be Performance-Based Compensation. The Committee shall be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards even if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as Performance-Based Compensation.

15. Termination and Amendment of the Plan or Modification of Options and Awards.

   15.1 Plan Amendment or Termination. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The

Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

       (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

       (b) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

   15.2 Modification of Options and Awards. No modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the consent of the Optionee or Grantee, as the case may be.

16. Non-Exclusivity of the Plan.

   The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

17. Limitation of Liability.

   As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

       (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

       (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

       (c) limit in any way the right of the Company or any Subsidiary or Affiliate to terminate the employment of any person at any time; or

       (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

18. Regulations and Other Approvals; Governing Law.

   18.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

   18.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

   18.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

   18.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

   18.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

19. Miscellaneous.

   19.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

   19.2 Withholding of Taxes.

   (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in the Agreement at the time of grant, or at any time thereafter, that the Optionee or Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

   (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

   19.3 Effective Date. The effective date of this Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve
(12) months of the adoption of the Plan by the Board.

                             PLAINS RESOURCES INC.

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS-- JULY 11, 2001

        THIS PROXY IS SOLICITED ON BEHALF OF THE PLAINS RESOURCES INC.
                              BOARD OF DIRECTORS

         The undersigned hereby appoints James C. Flores and Jere C. Overdyke, Jr., and each of them, as proxies for the undersigned with full power of substitution, and hereby authorizes them to represent and to vote all shares of Plains Resources Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Plains Resources Inc. to be held in Houston, Texas, on Wednesday, July 11, 2001, at 10:00 a.m., Houston, Texas time, or at any adjournment(s) thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

         PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO SUCH DIRECTION IS INDICATED ON THE REVERSE SIDE, IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS ON EACH PROPOSAL.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

               ___________________________________________________.

                             FOLD AND DETACH HERE

                             PLAINS RESOURCES INC.

  PLEASE MARK VOTE IN BRACKETS IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

      1. ELECTION OF DIRECTORS

      James C. Flores, Jerry L. Dees, Tom H. Delimitros, William M. Hitchcock, Dan M. Krausse, John H. Lollar, D. Martin Phillips, Robert V. Sinnott, and J. Taft Symonds

For All        [_]
Withheld All   [_]
For All Except [_]
         Nominee Exceptions(s)__________________________________________


      2. TO RATIFY SELECTION OF INDEPENDENT         For    Against   Abstain
      PUBLIC ACCOUNTANTS                            [_]      [_]       [_]


      3. TO APPROVE THE PLAINS RESOURCES INC.
      2001 STOCK INCENTIVE PLAN                     For    Against   Abstain
                                                    [_]      [_]       [_]


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEMS 1, 2
         AND 3.

                              NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, sign in full corporate name by authorized officer. If signing for a partnership, sign in the partnership name by authorized person.

                              Signature: _____________________
                              Date: ____________, 2001

                              Signature: _____________________
                              Date: ____________, 2001


     ______________________________________________________________________
                              FOLD AND DETACH HERE